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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 20, 2006
(Date of Report)
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Sovran Self Storage, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-13820	16-1194043
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sovran Acquisition Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	0-024071	16-1481551
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6467 Main Street
Buffalo, New York 14221
(Address of principal executive offices) (Zip Code)

(716) 633-1850
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.

On July 18, 2006, Sovran Self Storage, Inc. (the "Company") and Sovran Acquisition Limited Partnership (the "Partnership") entered into separate Amended and Restated Indemnification Agreements with the following persons in connection with service by such persons as directors of the Company (and, in the case of Messrs. Attea and Myszka, officers of the Company): Robert Attea, John Burns, Michael Elia, Anthony Gammie, Charles Lannon and Kenneth Myszka. On July 18, 2006, the Company and the Partnership also entered into an Amended and Restated Indemnification Agreement with David L. Rogers in connection with service by Mr. Rogers as an officer of the Company.

In general, the Amended and Restated Indemnification Agreements (the "Agreements") provide that the Company and the Partnership will, to the extent permitted by applicable law, indemnify each indemnitee against all expenses, judgments, costs, fines and amounts paid in settlement actually incurred by the indemnitee in connection with any civil, criminal, administrative or investigative action brought against the indemnitee by reason of his relationship with the Company. The Agreements provide for indemnification rights regarding third-party claims and proceedings brought by or in the right of the Company and for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the Agreements. The Agreements also establish procedures and presumptions for obtaining indemnification and advances.

Copies of the form of Amended and Restated Indemnification Agreement with each of the Company's directors and the Amended and Restated Indemnification Agreement by and among the Company, the Partnership and David L. Rogers are attached hereto as Exhibits 10.35 and 10.36 and are incorporated herein by reference. The foregoing description of those documents does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

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Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits

The Exhibits to this Current Report on Form 8-K are set forth on the Exhibit Index following the signature page hereto and are incorporated herein.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVRAN SELF STORAGE, INC. By: /s/ DAVID L. ROGERS David L. Rogers Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings, Inc. Its: General Partner

By: /s/ DAVID L. ROGERS David L. Rogers Chief Financial Officer

Date: July 20, 2006

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EXHIBIT INDEX

Exhibit No.	Description

10.35	Amended and Restated Indemnification Agreement, dated as of July 18, 2006, by and among Sovran Acquisition Limited Partnership, Sovran Self Storage, Inc. and the indemnitees named therein.

10.36	Amended and Restated Indemnification Agreement, dated as of July 18, 2006, by and among Sovran Acquisition Limited Partnership, Sovran Self Storage, Inc. and David L. Rogers.